Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes [Abstract]
Income Taxes

NOTE 12 - INCOME TAXES

On December 22, 2017, the U.S. Securities and Exchange Commission (“SEC”) released Staff Accounting Bulletin No. 118 (“SAB 118”), which allows us to record provisional amounts if our accounting for the effects of H.R. 1 at December 31, 2017 is incomplete because we do not have the necessary information available, prepared, or analyzed in reasonable detail. This would include lack of clarity in interpreting and applying all of the provisions of H.R. 1.   Accordingly, our total $1,136 million expense to re-measure our deferred taxes is provisional for certain items, including fixed assets depreciation and the deductibility of certain executive compensation.  SAB 118 allows a measurement period not to extend beyond one year from the Act’s enactment date to complete the necessary accounting.

The provision for income taxes for the years ended December 31, 2017, 2016 and 2015 consist of the following:

	(in thousands)
	2017	2016	2015
Current	$219	$951	$546
Deferred	1,524	793	859
Enactment of federal tax reform	1,136	-	-
Total provision for income taxes	$2,879	$1,744	$1,405

The income tax provision attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 34% to income before income taxes as a result of the following:

	(in thousands)
	2017	2016	2015
Expected tax using statutory tax rate of 34%	$2,287	$2,470	$2,489

Increase (decrease) in tax resulting from:
Tax-exempt income on state and municipal
securities and political subdivision loans	(572)	(558)	(577)
Tax-exempt income on life insurance
contracts	(135)	(134)	(145)
Deductible dividends paid to United
Bancshares, Inc. ESOP	(57)	(49)	(39)
Uncertain tax position reserves	-	(22)	(25)
Non-deductible merger and acquisition costs	117	-	-
Accounting method change relating to
bad debt reserve recapture	-	-	(332)
Enactment of federal tax reform	1,136
Other, net	103	37	34

Total provision for income taxes	$2,879	$1,744	$1,405

The deferred income tax provision of $2,660,000 in 2017 included the impact of federal tax reforms. The remaining deferred income tax provision in 2017, as well as the deferred tax provision of $793,000 in 2016 and $859,000 in 2015, resulted from the tax effects of temporary differences.  There was no impact for changes in the valuation allowance for deferred tax assets; however, there was a one-time tax benefit of $332,000 recognized in 2015 due to the I.R.S. Revenue Procedures 2015-13 and 2015-14 reclassed in January 2015.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2017 and 2016 are presented below:

	(in thousands)
	2017	2016
Deferred tax assets:
Allowance for loan losses	$611	$1,156
Deferred compensation	305	512
Alternative minimum tax credits	847	627
Nonaccrual loan interest	301	598
Deferred loan fees	112	153
Accrued vacation expense	86	134
Accrued profit sharing	115	161
Loans fair value adjustments	781	709
Unrealized loss on securities available-for sale	64	446
Other	81	91
Net operating loss carryforward	2,461	708

Total deferred tax assets	5,764	5,295
Deferred tax liabilities:
Federal Home Loan Bank stock dividends	526	849
Capitalized mortgage servicing rights	267	424
Fixed asset depreciation	264	75
Acquisition intangibles	1,803	2,679
Trust preferred fair value adjustment	116	200
Other	107	12
Total deferred tax liabilities	3,083	4,239
Net deferred tax assets	$2,681	$1,056

Net deferred tax assets at December 31, 2017 and 2016 are included in other assets in the consolidated balance sheets. At December 31, 2017, the corporation has $847,000 of federal alternative minimum tax credit carryforwards that do not expire.  Under the Act, the Corporation expects to recover $832,000 of this by 2022 via reduction of regular tax liability or refund.  The remaining $15,000 was acquired with the acquisition of Benchmark and is subject to limitations under Section 382 of the Internal Revenue Code.  Management expects this amount to be fully recoverable.

The Corporation acquired $15 million in federal loss carryforwards with the acquisition of OSB during 2014, which losses expire in years ranging from 2029 to 2033.  Use of these losses is limited to $126,000 per year under Section 382 of the Internal Revenue Code; therefore Management recorded in deferred tax assets the tax benefit of only $2.5 million of the losses that are more likely than not to be utilized before expiration.  At December 31, 2017 $14.7 million of the loss carryforwards remain; the benefit of $2.1 million of these losses is reflected in deferred tax assets.

The Corporation acquired $9.6 million in federal loss carryforwards with the Benchmark acquisition described in Note 3, which losses expire in years ranging from 2029 to 2036.  Under Section 382 of the Internal Revenue Code, the annual limitation on the use of these losses is $594,000.  Management has determined that all of the losses are more likely than not to be utilized before expiration.  At December 31, 2017 $9.6 million of the loss carryforwards remain; the benefit of which is reflected in deferred tax assets.

Management believes it is more likely than not that the benefit of recorded deferred tax assets will be realized.  Consequently, no valuation allowance for deferred tax assets is deemed necessary as of December 31, 2017 and 2016.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	(in thousands)
	2017	2016
Balance at January 1	$-	$20
Reductions due to the statute of limitation	-	(20)
Balance at December 31	$-	$-

The Corporation had no unrecognized tax benefits at December 31, 2017 and 2016.

The Corporation and its subsidiaries are subject to U.S. federal income tax. The Corporation and its subsidiaries are no longer subject to examination by taxing authorities for years before 2014.  There are no current federal examinations of the Corporation’s open tax years.